UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

195 Church Street New Haven, Connecticut	06510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 787-1111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 99.1	Press Release

Item 1.01	Entry into a Material Definitive Agreement.

The Board of Directors determined not to change the fee schedule for Directors for 2006, other than to increase the annual retainer for the Chairman of the Audit, Compliance and CRA Committee from $8,000 to $10,000.

Item 8.01	Other Events

In a press release dated February 2, 2006, the Company announced the 2006 Annual Meeting of Shareholders will be held on Tuesday, April 11, 2006 at 10:00 a.m.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
Mark F. Doyle
Senior Vice President

Date: February 3, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 2, 2006.